SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 20, 2002
(Date of earliest event reported)

Commission File No. 333-74308



                    Wells Fargo Asset Securities Corporation
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        Delaware                                            52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



                    (Former name, former address and former
                   fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
      (99)                                  Computational Materials
                                            prepared by UBS Warburg LLC in
                                            connection with Wells Fargo Asset
                                            Securities Corporation, Mortgage
                                            Pass-Through Certificates, Series
                                            2002-6.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


March 20, 2002

                                   By:    /s/ Alan S. McKenney
                                          --------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                         P
                        prepared by UBS Warburg LLC
                        in connection with Wells
                        Fargo Asset Securities
                        Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2002-6.

Exhibit No. 99


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